Biological Assets	12 Months Ended
Dec. 31, 2020
Disclosure Of Reconciliation Of Changes In Biological Assets [Abstract]
Biological Assets
8.	Biological assets

The Company’s biological assets consist of cannabis plants in various stages of vegetation, including plants which have not been harvested. The change in carrying value of biological assets are as follows:

As at	December 31, 2020	December 31, 2019
Balance, beginning of year	14,309	876
Increase in biological assets due to capitalized costs	39,957	62,331
Net change in fair value of biological assets	6,496	30,726
Transferred to inventory upon harvest	(54,388)	(80,991)
Acquisitions	—	1,288
Disposition of Bridge Farm (note 5)	(2,831)	—
Foreign currency translation	(12)	79
Balance, end of year	3,531	14,309

Biological assets are valued in accordance with IAS 41 and are presented at their fair value less costs to sell up to the point of harvest. This is determined using a model which estimates the expected harvest yield in grams for plants currently being cultivated, and then adjusts that amount for the expected selling price less costs to produce and sell per gram.

The fair value measurements for biological assets have been categorized as Level 3 fair values based on the inputs to the valuation technique used. The Company’s method of accounting for biological assets attributes value accretion on a straight-line basis throughout the life of the biological asset from initial cloning to the point of harvest.

Management believes the most significant unobservable inputs and their impact on fair value of biological assets are as follows:

Assumption	Input	Weighted average input		Effect of 10% change ($000s)
		December 31 2020	December 31 2019	December 31 2020	December 31 2019
Yield per square foot of growing space (1)	Grams	45	47	347	1,183
Average net selling price (2)	$/gram	5.13	5.47	1,022	3,021
After harvest cost to complete and sell	$/gram	1.32	2.34	291	267
(1)	Varies by strain; obtained through historical growing results or grower estimate if historical results are not available.
(2)	Varies by strain and sales market; obtained through average selling prices or estimated future selling prices if historical results are not available.

These estimates are subject to volatility in market prices and several uncontrollable factors, which could significantly affect the fair value of biological assets in future periods.

The Company estimates the harvest yields for cannabis at various stages of growth. As at December 31, 2020, it is estimated that the Company’s biological assets will yield approximately 5,507 kilograms (December 31, 2019 - 10,455 kilograms) of dry cannabis when harvested. During the year ended December 31, 2020 the Company harvested 27,972 kilograms of dry cannabis (year ended December 31, 2019 – 34,012 kilograms).

The Company’s estimates are, by their nature, subject to change and differences from the anticipated yield will be reflected in the net change in fair value of biological assets in future periods.